SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2004

NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	6712	52-2407114
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. employer identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111

Items 1 through 4, and 6 through 12: Not Applicable

Item 5.    Other Events

NewAlliance Bancshares, Inc. announced on June 21, 2004 its inclusion in the NASDAQ Financial-100 Index.

Exhibit

The following Exhibit is furnished as part of this report:

99.1:   Press Release dated June 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWALLIANCE BANCSHARES, INC.

By: /s/ Merrill B. Blanksteen
----------------------------------------
Merrill B. Blanksteen
Executive Vice President, CFO
and Treasurer

                   Date: June 22, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1:	Press Release dated June 21, 2004